UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 11, 2008 (January 10, 2008)
Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, Newark, Ohio	43055

(Address of principal executive offices)	(Zip Code)
(740) 349-8451

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 — Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-10.1
EX-10.2

Item 1.01 — Entry into a Material Definitive Agreement.
and
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Amendment to Credit Agreement with JPMorgan Chase Bank, N.A.
On January 10, 2008, Park National Corporation, an Ohio corporation (“Park”), entered into an Amendment to Credit Agreement, dated as of January 10, 2008 (the “Amendment”), between Park, as the “Borrower”, and JPMorgan Chase Bank, N.A., as the “Bank”. The Amendment amends the Credit Agreement, dated as of March 12, 2007 (the “Credit Agreement”), between Park and the Bank. The Credit Agreement, as amended by the Amendment, is referred to as the “Amended Credit Agreement”. Pursuant to the Amendment, the aggregate principal sum available under the revolving line of credit facility provided for in the Amended Credit Agreement is increased from $40,000,000 to $50,000,000.
In connection with the Amendment, Park executed a Line of Credit Note, dated January 10, 2008 (the “Note”), in favor of the Bank in the original principal amount of $50,000,000. The Note was given by Park in replacement, renewal and/or extension of, but did not serve to extinguish the indebtedness evidenced by, the Line of Credit Note, dated March 12, 2007 (the “Prior Note”), executed by Park in favor of the Bank in the original principal amount of $40,000,000. Under the Note, the interest rate payable by Park will be based on an adjusted one-month LIBOR Rate as described below.
The Bank has committed, subject to the terms and conditions set forth in the Amended Credit Agreement and the Note, to provide Park with a revolving line of credit facility in the aggregate principal sum of up to $50,000,000 (the “Credit Facility”) with any outstanding amounts due and payable on January 31, 2009. The proceeds from the Credit Facility may be used for Park’s working corporate purposes. As of the date of this Current Report on Form 8-K, there are no amounts outstanding under the Credit Facility.
The following description of the Credit Facility is qualified in its entirety by reference to (i) the Credit Agreement, a copy of which was filed as Exhibit 10.1(a) to Park’s Current Report on Form 8-K filed on March 15, 2007; (ii) the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1; and (iii) the Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2; each of which is incorporated herein by this reference.
Interest. Interest on the outstanding balance under the Credit Facility is payable at a rate (the “Note Rate”) equal to: (i) the sum of (a) the one-month LIBOR Rate (as defined in the Note) and (b) 0.95% per annum. As of the date of the Amendment (January 10, 2008), Park believes that if there had been any advances initiated on January 10, 2008, they would have borne interest at a per annum rate equal to 5.27%.
Optional Prepayments. Park may prepay any advance under the Credit Facility only at the end of an Interest Period (as defined in the Note).

Security for the Credit Facility. Park’s obligations under the Credit Facility are not secured.
Representations and Warranties; Covenants; Events of Default. The terms of the Credit Facility include customary representations and warranties, customary affirmative and negative covenants and customary events of default.
At any time after the occurrence of an event of default under the Credit Facility, the Bank may, among other options, declare any amounts outstanding under the Credit Facility immediately due and payable and terminate any commitment to make further advances to Park under the Credit Facility. In addition, after a default has occurred under the Credit Facility, whether or not the Bank elects to accelerate the maturity of the Credit Facility because of such default, all advances under the Credit Facility will bear interest at a per annum rate equal to the Note Rate plus three percent (3.00%) from the date the Bank elects to impose such rate.
Item 9.01 — Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The documents listed below are filed with this Current Report on Form 8-K as exhibits or incorporated into this Current Report on Form 8-K by reference as noted:

Exhibit No.	Description

10.1	Amendment to Credit Agreement, dated as of January 10, 2008, between Park National Corporation and JPMorgan Chase Bank, N.A. (filed herewith)

10.2	Line of Credit Note, dated January 10, 2008, issued by Park National Corporation to JPMorgan Chase Bank, N.A. or order (filed herewith)

10.3	Credit Agreement, dated as of March 12, 2007, between JPMorgan Chase Bank, N.A. and Park National Corporation (incorporated herein by reference to Exhibit 10.1(a) to Park’s Current Report on Form 8-K filed on March 15, 2007 (File No. 1-13006))
[Remainder of page intentionally left blank; signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: January 11, 2008	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 11, 2008
Park National Corporation

Exhibit No.	Description

10.1	Amendment to Credit Agreement, dated as of January 10, 2008, between Park National Corporation and JPMorgan Chase Bank, N.A. (filed herewith)

10.2	Line of Credit Note, dated January 10, 2008, issued by Park National Corporation to JPMorgan Chase Bank, N.A. or order (filed herewith)

10.3	Credit Agreement, dated as of March 12, 2007, between JPMorgan Chase Bank, N.A. and Park National Corporation (incorporated herein by reference to Exhibit 10.1(a) to Park’s Current Report on Form 8-K filed on March 15, 2007 (File No. 1-13006))

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